UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2022

KludeIn I Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39843	85-3187857
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1096 Keeler Avenue

Berkeley, California 94708

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 246-9907

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	INKAU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	INKA	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share, subject to adjustment	INKAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

KludeIn I Acquisition Corp., a Delaware corporation (“KludeIn”), filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 on July 1, 2022 (as may be amended from time to time, the “Registration Statement”), which will include a preliminary proxy statement of KludeIn and a prospectus in connection with the proposed business combination transaction involving KludeIn and Near Intelligence Holdings, Inc., a Delaware corporation (“Near”) (the “Business Combination”). The definitive proxy statement and other relevant documents will be mailed to stockholders of KludeIn as of a record date to be established for voting on the Business Combination. Stockholders of KludeIn and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with KludeIn’s solicitation of proxies for the special meeting of stockholders to be held to approve the Business Combination because these documents will contain important information about KludeIn, Near and the Business Combination. KludeIn stockholders and other interested persons will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to KludeIn by contacting its Chief Financial Officer, Mini Krishnamoorthy, c/o KludeIn I Acquisition Corp., 1096 Keeler Avenue, Berkeley, California, telephone (650) 246-9907.

On July 7, 2022, KludeIn’s stockholders approved an extension of the period for which KludeIn must consummate a business combination from July 11, 2022 to January 11, 2023 (the “Extension”).

Item 1.01 Entry into a Material Definitive Agreement.

On November 23, 2022, KludeIn issued a promissory note (the “Note”), dated as of November 18, 2022, in the aggregate principal amount of up to $686,690, to Near. The Note relates to the final two payments of $343,345 each for the Extension that would be available to be drawn for November and December 2022, and deposited into KludeIn’s trust account (the “Trust Account”) to be distributed to the holders of shares of Class A common stock of KludeIn that remained outstanding following the stockholders meeting approving the Extension. The November amount has been drawn and deposited in the Trust Account.

The Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Business Combination, or (b) the date of liquidation of KludeIn.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Promissory Note, issued to Near Intelligence Holdings, Inc., dated November 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find It

In connection with the Merger Agreement and the proposed Business Combination, KludeIn filed with the SEC the Registration Statement, which includes a prospectus with respect to KludeIn’s securities to be issued in connection with the Business Combination, and a proxy statement of KludeIn, to be used at the meeting of KludeIn’s stockholders to approve the proposed mergers and related matters (the “Proxy Statement”). INVESTORS AND SECURITY HOLDERS OF KLUDEIN ARE URGED TO READ THE REGISTRATION STATEMENT, AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEAR, KLUDEIN AND THE BUSINESS COMBINATION. When available, the Proxy Statement contained in the Registration Statement and other relevant materials for the Business Combination will be mailed to stockholders of KludeIn as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the Registration Statement, including the Proxy Statement contained therein, and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s website at www.sec.gov.

Forward-Looking Statements

This report contains, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. KludeIn’s and Near’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “anticipate,” “believe,” “budget,” “continues,” “could,” “expect,” “estimate,” “forecast,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “possible,” “potential,” “project,” “will,” “should,” “predicts,” “scales,” “representative of,” “valuation,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, KludeIn’s and Near’s expectations with respect to future performance of Near, anticipated financial impacts of the Business Combination (including future revenue, pro forma enterprise value and cash balance), the anticipated addressable market for Near and the satisfaction of the closing conditions to the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of KludeIn and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability of KludeIn to obtain transaction financing between the date of the Merger Agreement and the Closing, or a default by one or more of investors on its commitment in connection with any financing, and KludeIn’s failure to find replacement financing; (3) the inability to consummate the Business Combination in a timely manner or at all, including due to failure to obtain approval of the stockholders of KludeIn or other conditions to the Closing in the Merger Agreement, which may adversely affect the price of KludeIn’s securities; (4) delays in obtaining or the inability to obtain any necessary regulatory approvals required to complete the Business Combination; (5) the risk that the Business Combination may not be completed by KludeIn’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by KludeIn; (6) the ability to maintain the listing of KludeIn’s securities on a national securities exchange; (7) the inability to obtain or maintain the listing of KludeIn’s securities on Nasdaq following the Business Combination; (8) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (9) the ability to recognize the anticipated benefits of the Business Combination and to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of Near to grow and manage growth economically and hire and retain key employees; (10) costs related to the Business Combination; (11) changes in applicable laws or regulations, and Near’s ability to comply with such laws and regulations; (12) the effect of the COVID-19 pandemic on KludeIn or Near and their ability to consummate the Business Combination; (13) the outcome of any legal proceedings that may be instituted against Near or against KludeIn related to the Merger Agreement or the Business Combination; (14) the enforceability of Near’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others; (15) the risk of downturns in the highly competitive industry in which Near operates; (16) the possibility that KludeIn or Near may be adversely affected by other economic, business, and/or competitive factors; and (17) other risks and uncertainties to be identified in the Registration Statement (when available) relating to the Business Combination, including those under “Risk Factors” therein, and in other filings with the SEC made by KludeIn. KludeIn and Near caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Readers are referred to the most recent reports filed with the SEC by KludeIn. None of KludeIn or Near undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

Participants in the Solicitation

KludeIn, KludeIn Prime LLC and Near and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed Business Combination. KludeIn stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of KludeIn, the Registration Statement and other relevant materials filed with the SEC in connection with the proposed Business Combination when they become available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or a valid exemption from registration thereunder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2022

KLUDEIN I ACQUISITION CORP.

By:	/s/ Narayan Ramachandran
	Name:	Narayan Ramachandran
	Title:	Chief Executive Officer

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